UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 21, 2020

CIRRUS LOGIC INC
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On April 21, 2020, the Board of Directors of Cirrus Logic, Inc. (the “Company”) expanded the size of the Board from 7 to 8 members and appointed Catherine Lego to serve as a director, effective April 23, 2020.  Ms. Lego will serve as a director with a term expiring at the 2020 annual meeting of stockholders to be held July 31, 2020. Ms. Lego has not been named to any committees of the Board.

There is no arrangement or understanding between Ms. Lego and any other persons pursuant to which Ms. Lego was selected as a director.  Additionally, Ms. Lego is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Lego will receive the standard compensation and equity awards available to other non-employee directors of the Company as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2019.  In particular, upon her appointment, Ms. Lego is entitled to receive equity-based compensation in the form of an option to purchase shares of our common stock, fixed on the date of grant, that has a fair market value estimated on the date of grant to be $225,000.  The option will have a term of ten years and 25 percent will vest one year from the grant date, and the remaining options will vest 1/36th monthly thereafter until fully vested after four years.  In addition, Ms. Lego, as a non-employee director, will receive a quarterly cash retainer in the amount of $15,000, which will be pro-rated to reflect the days of her service as a director.

The Company intends to enter into an indemnification agreement with Ms. Lego that is substantially similar to the form of indemnification agreement executed by other members of the Board.

Our press release announcing the appointment of Ms. Lego is attached as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated April 23, 2020
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL) / (embedded within the Inline XBRL document) / Inline XBRL for the cover page of this Current Report on Form 8‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: April 23, 2020	By:	/s/ Gregory S. Thomas
Name: Gregory S. Thomas
Title: Senior Vice President, General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated April 23, 2020
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL) / (embedded within the Inline XBRL document) / Inline XBRL for the cover page of this Current Report on Form 8‑K.

_______________________________________________________________________

Exhibit 99.1
Exhibit 104